AMENDED CHARTER

OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

OF

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

Renaissance Capital Growth & Income Fund III, Inc. (the “Fund”) certifies that it has adopted this amended Charter (the “Charter”) as its formal written audit committee charter, effective as of June 30, 2007.

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•
Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

•	Review the scope of their audit services and the annual results of their audits;

•	Monitor the independence and performance of the Fund’s independent auditors;

•	Oversee the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;

•	Review the reports and recommendations of the Fund’s independent auditors;

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and

•	Resolve any disagreements between management of the Fund and its independent auditors regarding financial reporting.

The Fund’s independent auditors must report directly to the Audit Committee.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Fund’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties, and it shall have the ability to determine the compensation to be paid to such outside consultants or experts.

II. Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors meeting the independence and other requirements of the American Stock Exchange and Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended. All members of the Committee shall:

•	Not have participated in the preparation of the financial statements of the Fund or any subsidiary at any time in the last three years; and

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Have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statements and cash flow statement.

In addition, at least one member of the Committee shall have accounting or related financial management expertise, as defined by the applicable Securities and Exchange Commission (“SEC”) regulation.

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet from time to time as it shall determine, but not less than on a quarterly basis. The Committee may meet with management or the independent auditors to discuss any matters that the Committee may determine.

III. Audit Committee Responsibilities and Duties

In addition to fulfilling the purposes described above, the Audit Committee shall have the following specific responsibilities and duties:

Review Procedures

•	Annually review and assess the adequacy of the Charter.

•	Submit the Charter to the Board of Directors for approval and have the document filed at least every three years in accordance with SEC regulations.

•	Review, along with management and independent auditors, the Fund’s annual audited financial statements prior to filing or distribution.

•	Review all proposed related party transactions and submit its findings and recommendations to the independent Directors of the Board for their final approval.

•
Review with management and the independent auditors the Fund’s quarterly financial results prior to the release of earnings and/or the Fund’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Fund’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

Independent Auditors

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The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. It is the Audit Committee’s responsibility to ensure that it has received a formal written statement from independent auditors delineating all relationships between the Fund and the independent auditor. The Audit Committee shall review the independence and performance of the auditors and shall have the responsibility for, and authority to, appoint and/or discharge the independent auditors.

•	Approve the fees and other compensation to be paid to the independent auditors.

•	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Fund that could impair the auditor’s independence.

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Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

•	Consider the independent auditor’s judgments about the quality and appropriateness of the Fund’s accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities

•	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Fund’s annual proxy statement.

•
Establish and periodically review the Fund’s procedures for (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund regarding questionable accounting or auditing matters.

•	Perform any other activities consistent with the Charter, the Fund’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate

•	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

•	Determine the funding necessary to cover the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.